UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2007

Trico Marine Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Southwest Freeway, Suite 2950 Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 780-9926

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On April 9, 2007, the Board of Directors (the “Board”) of Trico Marine Services, Inc. (the “Company”) entered into a Rights Agreement (the “Rights Agreement”) with Mellon Investor Services LLC, as Rights Agent, in connection with the declaration of a dividend of preferred share purchase rights to stockholders of record on the Record Date (as defined in Item 3.03 below).  The material terms and conditions of the Rights Agreement are described below in response to Item 3.03. The response to Item 3.03 is hereby incorporated by reference in its entirety in response to Item 1.01 of this Current Report on Form 8-K.

Item 3.03.   Material Modification to Rights of Security Holders.

On April 9, 2007, the Board declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share (the “Common Shares”). The dividend is payable on April 19, 2007 to the stockholders of record on that date (the “Record Date”).

The Board has adopted a Rights Agreement dated April 19, 2007 between the Company and Mellon Investor Services LLC, as the Rights Agent (the “Rights Agreement”), under which the Rights have been distributed, to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 15% or more of the outstanding Common Shares without the approval of the Board. The Rights Agreement should not interfere with any merger or other business combination approved by the Board.

The following is a summary description of the material terms of the Rights Agreement:

The Rights. The Board authorized the issuance of a Right with respect to each outstanding Common Share on April 19, 2007.  The Rights will initially trade with, and will be inseparable from, the Common Shares. The Rights are evidenced only by certificates that represent Common Shares. New Rights will accompany any new shares of common stock the Company issues after April 19, 2007 and until the Distribution Date described below.

Exercise Price. Each Right will allow its holder to purchase from the Company one one-ten-thousandth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $52.00, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one Common Share. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability. The Rights will not be exercisable until

•

10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining Beneficial Ownership of 15% or more of the outstanding Common Shares, or, if earlier,

•

10 business days (or a later date determined by the Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

In general, a Beneficial Owner of 15% or more of the outstanding Common Shares on the record date is excluded from the definition of “Acquiring Person” but only so long as such Person thereafter does not, at any time while the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding, acquire Beneficial Ownership of additional Common Shares (other than upon the exercise of any rights hereunder or pursuant to a stock dividend or distribution or similar action by the Company) in an amount that exceeds 0.1% of then outstanding Common Shares.

The date when the Rights become exercisable is referred to as the “Distribution Date.” Until that date, the Common Share certificates will also evidence the Rights, and any transfer of Common Shares will constitute a transfer of Rights. After that date, the Rights will separate from the Common Shares and be evidenced by book-entry credits or by Rights certificates that the Company will mail to all eligible holders of Common Shares. Any

Rights held by an Acquiring Person are null and void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person

•

Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $52.00, purchase the Common Shares with a market value of $104.00, based on the market price of the Common Shares prior to such acquisition.

•

Flip Over. If the Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $52.00, purchase shares of the acquiring corporation with a market value of $104.00, based on the market price of the acquiring corporation’s stock, prior to such merger.

Preferred Share Provisions

Each one one-ten-thousandth of a Preferred Share, if issued:

•

will not be redeemable.

•

will entitle holders to quarterly dividend payments, when as and if declared, of $.0001 per each one one-ten-thousandth of a Preferred Share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

•

will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

•

will have the same voting power as one share of common stock.

•

if shares of the Company’s common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-ten-thousandth interest in a Preferred Share is intended to approximate the value of one Common Share.

Additional Terms of the Rights

Expiration. The Rights will expire on April 9, 2010.  Notwithstanding the foregoing, the Rights will expire at the close of business on the date that the Company’s 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) has finally adjourned unless the issuance of the Rights is approved by the vote of the holders of a majority of the Disinterested Shares present in person or by proxy (which shall vote as a single class) at the 2008 Annual Meeting, which approval shall be evidenced by the receipt by the Company’s Secretary of a certification of the stockholder vote at the 2008 Annual Meeting to such effect. For purposes of the Rights Agreement the “Disinterested Shares” are voting shares held of record as of the record date for a stockholders meeting by the holders of shares of all classes of  the Company’s securities entitled to vote in an election of directors present or represented by proxy at the stockholders meeting in question and entitled to vote thereon other than: (i) any person or person(s) (together with each affiliate and associate or such person) who have made within the previous 12 calendar months, or has announced or otherwise made public the intention to make, any offer with respect to (x) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (y) the acquisition in any manner, directly or indirectly, of all or substantially all of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company; (ii) an officer or director of the Company (together with each affiliate and associate of such person); (iii) any nominee for whose election as a director proxies are solicited at the time a vote of Disinterested Shares is being taken; or (iv) any person who is required to report beneficial ownership of the Company’s equity securities on a statement on Schedule 13D, unless such person has either filed a statement on Schedule 13G (and who has not thereafter filed a Schedule 13D or announced an intent to file a Schedule 13D) or a statement on Schedule 13D, and has not in either case disclosed pursuant to Item 4 of Schedule 13D an intent, or reserved the right, to engage in a transaction affecting control of the Company.

Redemption. The Board may redeem the Rights for $.01 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of the Common Shares.

Exemption for a “Qualified Offer.”  If the Company receives a Qualified Offer (as defined below) and the Board of Directors does not redeem the Rights or exempt the Qualified Offer from the requirements of the Rights Agreement by the end of 90 days following the commencement of a Qualified Offer, holders of at least 10% of the then outstanding shares of the Company’s Common Stock may demand that the Board take action necessary to arrange a special meeting of stockholders (the “ Special Meeting ”) to vote on exempting the Qualified Offer from the Rights Agreement (the “ Special Meeting Demand ”). If the Company receives a Special Meeting Demand within 90 - 120 days following the commencement of a Qualified Offer, the Board shall take such actions as may be necessary to hold the Special Meeting within 90 days of the Special Meeting Demand (the “ Special Meeting Period ”), provided that the Special Meeting Period may be extended if, prior to such vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of the Company Common Stock) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of all or substantially all of the Company’s consolidated total assets (a “ Definitive Acquisition Agreement ”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement.

A Qualified Offer must remain open for 120 days after the commencement of the offer and, if a Special Meeting Demand is delivered to the Board, for at least 10 Business Days after the results of the vote on the Qualified Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting or, if no Special Meeting is held within the Special Meeting Period, for at least 10 Business Days following the end of such Period (the “ Qualified Offer Period ”); provided, however, that the Qualified Offer need not remain open longer than (i) the expiration date of any other (x) Qualified Offer (as such may be extended by public announcement); or (y) tender offer (as such may be extended by public announcement) with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance of Common Stock for payment or (ii) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections. If the Special Meeting is not held within the Special Meeting Period (or if holders of a majority of the Disinterested Shares vote in favor of exempting the Qualified Offer from the Rights Agreement at such meeting), the Qualified Offer will be deemed to be exempt from the application of the Rights Agreement on the close of business on the tenth business day after the results of such meeting are certified as official (or following the end of the Special Meeting Period, as applicable) if, and only if, the Qualified Offer is consummated within 60 days after the earlier of the date of the Special Meeting or the Outside Meeting Date.

“Qualified Offer” shall mean an offer determined by a majority of “independent” directors (as defined by the rules of the NASDAQ Stock Market) of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:

(i)

a fully financed all-cash tender offer or an exchange offer, offering common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding Common Shares at the same per-share consideration; provided that such per share price and consideration is greater than the highest reported market price for the Common Shares during the twelve (12) month period immediately preceding the date on which the Qualified Offer is commenced;

(ii)

an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii)

if the offer includes shares of common stock of the offeror, an offer pursuant to which the offeror shall permit representatives of the Company, including, without limitation, a nationally recognized investment banking firm retained by the Board of Directors of the Company, legal counsel and an accounting firm designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to allow the Board of Directors of the Company to evaluate the offer and make an informed recommendation to the stockholders;

(iv)

an offer that is subject only to the minimum tender condition described below in item (vii) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisers of the Company;

(v)

an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 120 days after the commencement of the offer and, if a Special Meeting Demand is duly delivered to the Board of Directors in accordance with Section 25 of the Rights Agreement, for at least 10 Business Days after the results of the vote on the Qualified Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting or, if no Special Meeting is held within the Special Meeting Period (as defined in Section 25), for at least 10 Business Days following the last day of such Special Meeting Period (the “Qualified Offer Period”);

(vi)

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (v) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least 15 Business Days after (x) any increase in the price offered, or (y) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided , however , that such offer need not remain open, as a result of clauses (v) and (vi) of this definition, beyond (1) the time which any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under such clauses (v) and (vi), or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (3) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

(vii)

an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Shares being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(viii)

an offer pursuant to which the Company and its stockholders have received an irrevocable and unconditional written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(ix)

an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);

(x)

an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, that (x) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, (y) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (z) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

(xi)

if the offer includes shares of stock of the offeror, (x) the stock portion of the consideration must consist solely of common stock of an offeror that is a publicly owned entity, and whose common stock is freely tradable and is listed on either the New York Stock Exchange, the NASDAQ Global Market or a comparable established international securities exchange or market (as determined by a majority of the independent directors of the Company), (y) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, and (z) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act (as hereinafter defined); including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.

For the purposes of the definition of Qualified Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 25 of the Rights Agreement shall no longer be applicable to such offer.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Common Shares, the Board may extinguish the Rights by exchanging one Common Share or an equivalent security (or property of equivalent value) for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions.  The Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or Common Shares. No adjustments to the Exercise Price of less than 1% will be made.

Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights.  After a person or group becomes an Acquiring Person, the Board may not amend the agreement in a way that adversely affects holders of the Rights.

The preceding summary of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2007, in connection with the adoption of the Rights Agreement referred to in Item 1.01, the Company filed with the Secretary of State of Delaware a Certificate of Designation, whereby the Company authorized 10,000 shares of its authorized preferred stock to be designated as Series A Junior Participating Preference Stock, par value $0.01 per share, and set forth the rights, voting powers, preferences, qualifications, limitations and restrictions of the Series A Junior Participating Preference Stock. A brief description of the rights, voting powers, preferences, qualifications, limitations and restrictions of the Series A Junior Participating Preference Stock is set forth in Item 3.03 of this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on April 9, 2007, the Company’s Board of Directors adopted an amendment (the “Amendment”) to the Company’s Third Amended and Restated Bylaws.  Pursuant to the Amendment, Article II, Section 4 of the Bylaws was amended and restated to provide that, in the event the Company receives a Qualified Offer (as defined above), then the holders of record of at least 10% of the then outstanding shares of Common Stock of the Company may, to the extent permitted by, and pursuant to and in compliance with Section 25 of the Rights Agreement, demand that a special meeting of stockholders be called for the sole purpose of voting on whether to exempt such Qualified Offer from the application of the Rights Agreement.  The full text of Trico’s bylaws, as amended and restated (the “Fourth Amended and Restated Bylaws”), is attached to this filing as Exhibit 3.2.

The preceding summary of the Amendment and the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated Bylaws, filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 8.01 Other Events.

On April 9, 2007, the Company issued a press release announcing the Company’s adoption of the Rights Agreement. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit No.

Exhibit 3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of Trico Marine Services, Inc.
Exhibit 3.2	Fourth Amended and Restated Bylaws of Trico Marine Services, Inc.
Exhibit 4.1

Rights Agreement, dated as of April 9, 2007, between Trico Marine Services, Inc. and Mellon Investor Services LLC, as Rights Agent, including the form of Certificate of Designation of Series A Junior Participating Preferred Stock of Trico Marine Services, Inc. attached thereto as Exhibit A, the form of Rights Certificate attached thereto as Exhibit B and the Summary of Rights to Purchase Preferred Shares attached thereto as Exhibit C.

Exhibit 99.1	Press release issued by the Company on April 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trico Marine Services, Inc.

Dated:	April 10, 2007	By:	/s/ Rishi Varma
		Name:	Rishi Varma
		Title:	Chief Administrative Officer, Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
Exhibit 3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of Trico Marine Services, Inc.
Exhibit 3.2	Fourth Amended and Restated Bylaws of Trico Marine Services, Inc.
Exhibit 4.1

Rights Agreement, dated as of April 9, 2007, between Trico Marine Services, Inc. and Mellon Investor Services LLC, as Rights Agent, including the form of Certificate of Designation of Series A Junior Participating Preferred Stock of Trico Marine Services, Inc. attached thereto as Exhibit A, the form of Rights Certificate attached thereto as Exhibit B and the Summary of Rights to Purchase Preferred Shares attached thereto as Exhibit C.

Exhibit 99.1	Press release issued by the Company on April 9, 2007.